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                                                                   Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Quarterly Report of AMX Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean M. Nelson, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

    1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

    2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jean M. Nelson

Jean M. Nelson
Vice President and Chief Financial Officer
November 14, 2002